Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Longevity Diversified Holdings, Inc. (the “Company”) on Form 10-Q for the quarter ended August 31, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mohd Azham bin Azudin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 15, 2026	By:	/s/ Mohd Azham bin Azudin
Mohd Azham bin Azudin
Chief Financial Officer
(Principal Financial and Accounting Officer)